Exhibit 99.1

News

HMNY Contact: Stephanie Goldman/Mark Havenner

The Pollack PR Marketing Group

(212) 601-9341

sgoldman@ppmgcorp.com/mhavenner@ppmgcorp.com

MoviePass Contact: Gavin Skillman

LaunchSquad for MoviePass

(212) 564-3665

gavin@launchsquad.com

MoviePass™ Launches New One Year Movie Theater
Subscription Plan for $6.95 Per Month for a Limited Time Only

MoviePass is the #1 movie theater subscription service in America,

available for use at 91% of theaters across the United States

New York, NY (November 17, 2017) — Helios and Matheson Analytics Inc. (Nasdaq: HMNY) (“HMNY”) and MoviePass™, the fastest growing movie theater subscription service in which HMNY has agreed to purchase a majority stake, announced today that MoviePass™ is offering a one year subscription plan for a flat fee of $89.95 (including a $6.55 processing fee). Existing MoviePass customers will receive 25% savings from their current $9.95 per month plan if they subscribe to the new one year MoviePass™ subscription plan.

The one year subscription plan will be available only for a limited time, giving movie-lovers an opportunity to attend the movies they want at an even lower price for an entire year.

MoviePass™ introduced its $9.95 per month subscription plan in August 2017, following a significant investment from HMNY. The investment has enabled MoviePass™ to deliver on its vision to bring significant innovation to the movie theater industry and drive increased attendance to movie theaters and lower-budget films. New and existing subscribers of MoviePass™ who take advantage of the new one year subscription plan will be billed $89.95 for the year in advance at the time they subscribe to the plan.

“This limited time offer is great for movie-lovers. At $6.95 per month, it’s hard to compare it to anything else that provides as much entertainment for a full year,” said Mitch Lowe, CEO of MoviePass. “We are entering the prime movie going season, so now is the perfect time to take advantage of the MoviePass™ movement,” continued Mr. Lowe.

“HMNY continues to be the biggest supporter of MoviePass™, as it outpaces any other movie theater subscription service and continues to disrupt the movie theater industry,” said Ted Farnsworth, Chairman and CEO of HMNY. "We look forward to helping MoviePass™ continue to broaden its reach and modernize the movie theater industry.”

About Helios and Matheson

Helios and Matheson Analytics Inc. (NASDAQ: HMNY) is a provider of information technology services and solutions, offering a range of technology platforms focusing on big data, artificial intelligence, business intelligence, social listening, and consumer-centric technology. Its holdings include RedZone Map™, a safety and navigation app for iOS and Android users, and a community-based ecosystem that features a socially empowered safety map app that enhances mobile GPS navigation using advanced proprietary technology. Through TrendIt, HMNY has acquired technology addressing crowd and migration patterns and consumer behavior in real-time. The patented technology predicts population behavior, along with a crowd’s population size, origin and destination. HMNY is headquartered in New York, NY and listed on the Nasdaq Capital Market under the symbol HMNY. For more information, visit us www.hmny.com.

About MoviePass

MoviePass Inc. is a technology company dedicated to enhancing the exploration of cinema. As the nation's premier movie-theater subscription service, MoviePass provides film enthusiasts with a variety of subscription options to enhance their movie-going experience. The service, now accepted at more than 91% of theaters across the United States, is the nation's largest theater network. For more information, visit: www.moviepass.com.

Additional Information for Stockholders of HMNY about the Proposed Transaction between HMNY and MoviePass and Where to Find It

HMNY plans to file with the U.S. Securities and Exchange Commission (the “SEC”) and furnish its stockholders with a proxy statement in connection with the proposed transaction with MoviePass and security holders of HMNY are urged to read the proxy statement and the other relevant materials when they become available because such materials will contain important information about HMNY, MoviePass and their respective affiliates and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any and all other documents filed by HMNY with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov.

In addition, investors may obtain a free copy of HMNY’s filings from HMNY’s website at www.hmny.com or by directing a request to: Helios and Matheson Analytics Inc., Attn: Secretary, Empire State Building, 350 Fifth Avenue, Suite 7520, New York, New York 10118, (212) 979-8228.

INVESTORS AND SECURITY HOLDERS OF HMNY ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BETWEEN HMNY AND MOVIEPASS.

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Participants in the Solicitation

HMNY and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of HMNY in connection with the proposed transaction between HMNY and MoviePass. Information about those directors and executive officers of HMNY, including their ownership of HMNY securities, is set forth in its annual report on Form 10-K for the year ended December 31, 2016, which HMNY filed with the SEC on April 14, 2017, and its definitive proxy statement on Schedule 14A filed with the SEC on October 3, 2017. Investors and security holders may obtain additional information regarding the direct and indirect interests of HMNY and its directors and executive officers in the proposed transaction by reading the proxy statement and other public filings referred to above.

Cautionary Statement on Forward-Looking Statements and Other Information in this Press Release

Certain information in this communication contains “forward-looking statements” about HMNY and MoviePass within the meaning of the Private Securities Litigation Reform Act of 1995 or under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”), that may not be based on historical fact, but instead relate to future events. Forward-looking statements are generally identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential” or similar expressions. Such forward-looking statements include, without limitation, statements regarding (i) the expected completion of HMNY’s acquisition of a controlling interest in MoviePass (the “MoviePass Transaction”), (ii) the time frame in which the MoviePass Transaction is expected to occur, (iii) the expected benefits to HMNY and MoviePass from completing the MoviePass Transaction and (iv) MoviePass’ business. Statements regarding future events are based on the parties’ current expectations and are necessarily subject to associated risks related to, among other things, the conditions to the closing of the MoviePass Transaction may not be satisfied, the occurrence of any event, change or other circumstances that could give rise to the termination of the acquisition agreement between MoviePass and HMNY, MoviePass’ and HMNY’s continuing need for additional financing, and general economic conditions. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements.

Such forward-looking statements are based on a number of assumptions. Although management of HMNY and MoviePass believe that the assumptions made and expectations represented by such statements are reasonable, there can be no assurance that a forward-looking statement contained herein will prove to be accurate. Actual results and developments may differ materially and adversely from those expressed or implied by the forward-looking statements contained herein and even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects.

Risk factors and other material information concerning HMNY and MoviePass are described in HMNY’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2017, in HMNY’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and other HMNY filings, including subsequent current and periodic reports, information statements and registration statements filed with the SEC. You are cautioned to review such reports and other filings at www.sec.gov.

Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements and information, which are qualified in their entirety by this cautionary statement. All forward-looking statements and information made herein are based on HMNY’s and MoviePass’ current expectations and HMNY does not undertake an obligation to revise or update such forward-looking statements and information to reflect subsequent events or circumstances, except as required by law.

In particular, MoviePass’ $9.95 per month and $89.95 for one year subscription pricing models are new. There can be no assurance that the resulting rate of increase in its subscribers from the previously announced $9.95 per month pricing model will continue or be sustained. Also, there can be no assurance that any rate of increase in its subscribers will result from the new $89.95 for one year pricing model, and even if such an increase is achieved, that it will be sustained. Moreover, an increase in the number of MoviePass™ subscribers provides no assurance that the MoviePass™ business model will lead to profitability.

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